                                      THE
                                     R.O.C.
                                  TAIWAN FUND


                                Quarterly Report
                                 March 31, 2001

Dear Stockholders:

The Fund's net asset value per share (NAV) gained 14.0% in first quarter compared to a 22.3% rise in the Taiwan Stock Exchange Index (TAIEX). During the period, the New Taiwan dollar appreciated 0.5% against the U.S. dollar.

Supported in the new year by a big increase in trading, an improving political climate and the U.S. Federal Reserve's surprise interest-rate cut, Taiwan's market rose 25% in January and then held on to most of this gain during the first quarter. Local investors were flush with cash from Chinese New Year bonuses paid out in early January. Adding to this liquidity was the flow of funds from abroad. Foreign institutional investors were net buyers of nearly US$2 billion worth of stocks in the first month of the year and continued to be net buyers in February and March. Taiwan's monetary authorities also adopted a loose monetary policy. Acting even before the Fed, they lowered interest rates in late December and three more times in the first quarter.

Investors did not have long to wait for reasons to put their money back into stocks after the TAIEX had declined for seven consecutive months. The opening of limited, direct links with China at the beginning of January sparked hopes of improving cross-strait ties. Domestic political tensions eased as well with the passage, after a month-long delay, by the opposition-dominated legislature of the government's annual budget and a court ruling that helped resolve a dispute over the government's halt last year in construction of a partially built nuclear power plant. Plus, the U.S. Fed's first interest-rate reduction and subsequent double-digit January rise in the Nasdaq further raised investor optimism.

Taiwan's market, however, was relatively unaffected by the Nasdaq's fall over the rest of the period. Trading levels remained high. Market sentiment received a boost from the government's decision in mid-February to resume construction of the nuclear power plant. Investor expectations also grew that Taiwan's technology companies, especially makers of notebook computers, would benefit as the world's major computer brand owners such as Dell, Toshiba and Compaq increased their outsourcing to Taiwan companies.

To be sure, the market's performance was tempered by negative factors. The semiconductor industry continued a weakening trend that had begun in mid-2000. Foundries (manufacturers doing contract work for other chipmakers and designers) suffered from order cancellations and warned of sharply lower full-year earnings. Producers of memory chips were hurt by a fall in some product prices to levels reported to be below production costs. But perhaps most important was the increasing concern over the weakening economy as growth slowed in Taiwan's major export markets.

Indeed, economic sluggishness had already started at the end of last year. Although full-year growth reached 6.0%, the rate for the fourth quarter was just 4.1%. The weakening trend continued in the first three months of the new year. Merchandise exports, equivalent to about 40% of gross national product, fell 3.5%--the first quarterly decline in more than two years. Indicators also point to a decline in private investment and only a small rise in consumption despite the stock market's double-digit gain. We are projecting that the economy will hit a low point in the second quarter and then pick up to achieve 4.8% growth for the year. The gradual recovery will be aided by the government's $3.4 billion economic stimulus program.

The Fund underperformed the TAIEX during the first quarter due to its relatively low equity holdings for most of the period. The largely liquidity-driven rally during the quarter was not supported by strong fundamentals. Entering the new year, the Fund had adopted a strategy of broad diversification because of our view that the economy had not yet hit bottom and that investors would have a short-term trading mentality. Both points proved correct: the economy continued to slow and investors rotated quickly from one market sector to another. Should there be clear signs in the second quarter of an improving environment for various industries, we will switch to a more aggressive strategy of greater concentration in different market segments. Down the road, we expect a mild recovery in the U.S. by the fourth quarter while Taiwan's economy should start to pick up in the third quarter. Further along, both economies ought to see a marked improvement next year.

We greatly appreciate your support and look forward to reviewing our market outlook and investment strategy with you in future reports.
Respectfully submitted,

/s/ Michael Ding

Michael Ding
President
p.s. - we are enclosing with this report a letter concerning your ability to participate in the Fund's Dividend Reinvestment Plan.

April 26, 2001

PORTFOLIO HIGHLIGHTS
THREE MONTHS ENDED MARCH 31, 2001
KEY STATISTICS

Change in N.A.V. ($5.78 to $6.59)            $0.81
--------------------------------------------------
Total Net Assets                    $215.5 Million
==================================================

  SECURITY CLASSIFICATION
                                                    Value
Percent of Net Assets                               (000)
------------------------                           ------
Common Stocks                       82.53%       $177,893
Short-term Investments              17.34          37,378
                                   ------          ------
Total Investments                   99.88         215,271
Other Assets Less Liabilities        0.12             269
NET ASSETS                         100.00%       $215,540
  TEN LARGEST HOLDINGS
                                               Percent of
Company                                        Net Assets
------------------------                       ----------
United World Chinese Commercial Bank               5.54%
Cradle Technology Corp.                            5.40
Winbond Electronics Corp.                          4.83
Asustek Computer Inc.                              4.49
Silicon Integrated Systems Corp.                   4.45
United Microelectronics Corp.                      4.11
China Steel Corp.                                  3.74
Taipei Bank                                        3.49
Powerchip Semiconductor Corp.                      3.45
Formosa Plastics Corp.                             3.23

INDUSTRY DIVERSIFICATION
                                               Percent of
                                               Net Assets
------------------------                       ----------
Semiconductors                                     15.40%
Electronics                                        14.55
Banking                                            13.81
Plastics                                            6.41
Computer Services & Software                        5.40
Steel & Other Metals                                5.36
Communications Equipment                            4.98
Computers & Office Equipment                        4.52
Other Financials                                    4.15
Transportation                                      2.06

THE R.O.C. TAIWAN FUND
www.roctaiwanfund.com

MANAGER:
International Investment Trust Company Limited
17th Floor
167 Fuhsing North Road
Taipei, Taiwan, Republic of China
Telephone:  886-2-2713-7702
Fax:  886-2-2717-3077

OFFICERS AND TRUSTEES:
Theodore S. S. Cheng, Chairman and Trustee
Michael Ding, President
Daniel Chiang, Trustee
Edward B. Collins, Trustee and Audit Committee
    Member
Pedro-Pablo Kuczynski, Trustee and Audit Committee
    Member
David N. Laux, Trustee and Audit Committee
    Member
Alfred F. Miossi, Trustee and Audit Committee
    Member
Robert P. Parker, Trustee and Audit Committee
    Member
Peggy Chen, Chief Financial Officer,
    Treasurer, and Secretary

CUSTODIAN:
Central Trust of China
49 Wuchang Street, Sec. 1
Taipei, Taiwan
Republic of China

TRANSFER AGENT,
PAYING AND PLAN AGENT:
State Street Bank and Trust Co.
P.O. Box 8200
Boston, Massachusetts  02266-8200
U.S.A.
Telephone: 1-800-426-5523

U.S. ADMINISTRATOR:
Citigate Dewe Rogerson Inc.
1440 Broadway, 16th Floor
New York, NY 10018
U.S.A.
Telephone: (212) 688-6840

U.S. LEGAL COUNSEL:
Paul, Weiss, Rifkind, Wharton & Garrison
1285 Avenue of the Americas
New York, NY 10019-6064
Telephone: (212) 373-3000

For information on the Fund, including the NAV, please call toll free 1-800-343-9567.

  THE
 R.O.C.
TAIWAN FUND

1440 Broadway
16th Floor
New York, NY 10022
800-343-9567


April 2001

Dear Shareholder:

We are writing to remind you that the fund offers two convenient ways to add to your holdings. This letter contains brief discussions of the Share Distribution Plan as well as the Share Purchase Plan, and you can get full details on either or both by writing:

         State Street Bank and Trust Company
         The R.O.C.  Taiwan Fund Plan Agent
         P.O. Box 8200
         Boston, MA 02266

SHARE DISTRIBUTION PLAN

Any shareholder may elect to participate in the plan and receive capital gains distributions and non-taxable distributions (if any) in shares rather than in cash. All income dividends will be paid in cash, as the plan does not allow for reinvestment of income.

If the closing market price of the shares on the distribution date is at or above the Fund's net asset value (NAV) per share on that day, you will receive newly issued shares of the Fund. The number of shares will be determined by dividing the amount of cash you would have received (less any applicable withholding taxes) by the greater of the NAV per share and 95% of the market price of a share on the distribution date. There is no cost or fee to participate in the plan.

If the closing market price is below the Fund's NAV on the date of distribution, you will receive shares purchased on the open market on your behalf by the Plan Agent. The purchase may be made on the New York Stock Exchange or elsewhere on or shortly after the distribution date, and the Fund will pay any brokerage commissions involved in the transaction. The number of shares will be calculated by dividing the amount of cash you would have received (less any applicable withholding taxes) by the price per share paid to make the purchase in the open market.

Cash will be paid in lieu of fractional shares in either of the instances described above.

Shares newly issued to, and shares purchased in the open market for, nominee accounts (such as bank or broker) will be calculated as described above based on the total number of shares held in the accounts of the beneficial owners participating in the plan. If your shares are held by such a nominee and you move your account to another bank or broker, you can continue to participate in the plan as long as the new bank or broker has, or will establish, the procedures necessary for participation.

Receiving shares in lieu of cash will not relieve shareholders of any federal income tax that might be payable on the capital gains distributions, including withholding taxes payable by nonresident alien individuals, foreign trusts or estates, foreign corporations, and foreign partnerships.

Shareholders who have certificates registered in their own names can write the Plan Agent at the above address to request a form if you want to participate in this plan prior to the next dividend declaration, and you can withdraw from the plan by writing the Plan Agent at the same address.

SHARE PURCHASE PLAN

Under this plan, shareholders may make investments semi-annually, in any amount from $500 to $5,000, by sending the money to the Plan Agent at the address at the beginning of this letter. The investments should be sent so that the Plan Agent receives them approximately 10 days prior to February 15 and August 15, which are the dates each year on which the Plan Agent will purchase shares in the open market on behalf of plan participants. Any cash investments received more than 30 days before either of these dates will be returned to the shareholder, and interest will not be paid on uninvested cash. If you decide you do not want to make the investment, you may do so by writing the Plan Agent. This notice must be received by the Plan agent at least 48 hours before the 15th of February or August.

The Plan agent charges a shareholder $1.00 for each transaction under the share purchase plan plus a pro rata share of the brokerage commissions. Because the Plan Agent will generally be purchasing shares in large blocks, the commissions per participant in the plan should be lower than they would be for individual purchases.

You will receive transaction confirmation and tax information from the Plan Agent. Shares issued under the distribution plan or purchased on your behalf under either plan will be held by the Plan Agent and will be included in the total shares that you are entitled to vote on any proxy relating to the Fund.

The trustees can amend or terminate either of the plans by notifying shareholders at least 90 days before the record date for a distribution or payment. The Plan Agent also has the right to amend or terminate the plans' terms and conditions, subject to the trustees' approval, on 90 days' written notice to shareholders.

Sincerely,


/s/ Michael Ding

Michael Ding
President